UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Item 1 – Reports to Stockholders –

The Report to Shareholders is attached herewith.

Aberdeen Asia-Pacific Income Fund, Inc.

Annual Report
October 31, 2014

Aberdeen

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. It is the Board’s intention that a monthly distribution of $0.035 per share be maintained for 12 months beginning with the June 30, 2014 distribution payment. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The distributions for the fiscal year ended October 31, 2014 consisted of 100% net investment income.

In January 2015, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2014 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A., (“Computershare”) the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the year ended October 31, 2014. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”), net of fees, was 2.3% for the year ended October 31, 2014 and 8.7% per annum since inception, assuming the reinvestment of dividends and distributions. The Fund’s total return for the fiscal year ended October 31, 2014 and per annum since inception is based on the reported NAV on each annual period end.

Share Price and NAV

For the one year ended October 31, 2014, based on market price, the Fund’s total return was -2.2%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased by 8.7% over the one year period, from $6.44 on October 31, 2013 to $5.88 on October 31, 2014. The Fund’s share price on October 31, 2014 represented a discount of 10.6% to the NAV per share of $6.58 on that date, compared with a discount of 6.5% to the NAV per share of $6.89 on October 31, 2013.

Portfolio Allocation

As of October 31, 2014, the Fund held 40.0% of its total investments in Australian debt securities, 54.8% in Asian debt securities, 3.1% in European debt securities, 1.7% in U.S. debt securities and 0.4% in Canadian debt securities.

Of the Fund’s total investments, 39.8% were held in U.S. Dollar-denominated bonds issued by foreign issuers, bringing the Fund’s U.S. Dollar exposure to 44.0%. The rest of the Fund’s currency exposure was 42.2% in the Australian Dollar and 13.8% in various Asian currencies.

Credit Quality

As of October 31, 2014, 63.7% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s1 or Moody’s Investors Services, Inc.2, or, if unrated, judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is jointly and primarily responsible for the day-to-day management of the Fund.

Managed Distribution Policy

Distributions to common shareholders for the twelve-months ended October 31, 2014 totaled $0.42 per share. Based on the share price of $5.88 on October 31, 2014, the distribution rate over the twelve-month period ended October 31, 2014 was 7.1%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On November 11, 2014 and December 9, 2014 the Fund announced that it will pay on November 28, 2014 and January 12, 2015 a distribution of US $0.035 per share to all shareholders of record as of November 24, 2014 and December 31, 2014, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that a monthly distribution of $0.035 per share be maintained for twelve months, beginning with the June 30, 2014 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next annual review is scheduled to take place in June 2015.

Fund’s Leverage

The table below summarizes certain key terms of the Fund’s current leverage:

	Amount ($ in millions)	Maturity
Revolving Credit Facility	$150	April 9, 2017
7-year Series A Senior Secured Notes	$100	June 12, 2020
10-year Series B Senior Secured Notes	$100	June 12, 2023
5-year Term Loan A	$100	June 12, 2018
3-year Term Loan B	$100	June 12, 2016
10-year Series A Mandatory Redeemable Preferred Shares	$50	June 27, 2023

[1]

Standard & Poor’s credit ratings are expressed as letter grades that range from ‘AAA’ to ‘D’ to communicate the agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from ‘AAA’ to ‘BBB-’.

[2]

Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

The Series A Mandatory Redeemable Preferred Shares, with a liquidation value of $50 million, are rated ‘AA’ by Fitch Ratings3 and the $200 million 7 and 10 year Series A and B Senior Secured Notes are rated ‘AAA’ by Fitch Ratings.

We believe the Fund has been able to lock in an attractive rate cost of borrowing and extend the maturity of the leverage facility while diversifying its borrowing structure during what we believe to be a favorable current interest rate environment. A more detailed description of the Fund’s leverage can be found in the Notes to Financial Statements.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended October 31, 2014 and fiscal year ended October 31, 2013, the Fund repurchased 6,107,325 and 0 shares, respectively.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenfax.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and view portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-800-522-5465 in the United States;
•	emailing InvestorRelations@aberdeen-asset.com;
•	Visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usclosed/home; or
•	visiting www.aberdeenfax.com

Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

[3]	Fitch is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Asian local currency bond and credit markets posted decent gains, but most regional currencies lost ground as the U.S. dollar strengthened over the reporting period. Monetary policy conditions remained loose, ensuring abundant liquidity, against the backdrop of a tentative global recovery. China’s economy slowed. Japan and the Eurozone1 grappled with deflation risks, but the U.S. recovery gained traction. Consequently, global central bank monetary policy diverged over the period. The U.S. Federal Reserve (Fed) ended its asset purchases, but Japan and Europe took the opposite tack and ramped up quantitative easing (QE) in hopes of reinvigorating growth. Economic data softened across most of Asia, although weak commodity prices led to easing inflation and gave policymakers more room to maneuver. Geopolitical risks increased significantly due to Russia’s incursion into Ukraine as well as the rise of the Islamic State (ISIS) in both Iraq and Syria. There were also concerns over the Ebola outbreak in sub-Saharan Africa.

Asian credit markets, led by high-yield sovereigns,2 outperformed their local currency bond counterparts over the reporting period. The pipeline of new issues was strong, as companies sought to lock in long-term funding at current interest rate levels. While valuations looked fairly expensive, robust demand reflected the continued chase for yield.

Regarding local currency bond markets, South Korea outpaced its regional peers. Yields fell sharply, as the central bank cut interest rates twice to support slowing gross domestic product (GDP) growth. The Korean Won faced a more testing time owing to talk of intervention to protect export competitiveness, after the Japanese yen fell sharply following the Bank of Japan’s QE announcement. Thai bonds rose on the back of two rate cuts and a stabilizing political climate.

The Chinese bond market was supported by deepening economic concerns, as GDP growth slowed from 7.5% to 7.3% in the third quarter. India was a solid performer where bonds posted gains and the Indian Rupee was resilient. Narendra Modi’s landslide election as prime minister lifted hopes of the revitalization of a stagnating economy. Inflation started to ease and the current account deficit narrowed as well.

Conversely, Indonesian bonds and the rupiah (the nation’s currency unit) were the most notable market laggards for the reporting period.

While there was initial euphoria over the presidential election victory by Joko Widodo, investor sentiment soured following a rough start for him. Bonds and the peso fell in the Philippines, where the central bank raised its benchmark rate amid resilient growth and rising inflation. Malaysian bonds sold off on expectations of rate hikes to fix financial imbalances, while markets in Hong Kong and Singapore tracked U.S. Treasury weakness at the short end of the yield curve.

In Australia, longer-dated bonds outperformed their short-term peers, as the central bank reaffirmed its neutral stance, leaving the cash rate at 2.5%. Inflation eased, highlighting the impact of removing the carbon tax. Economic data reflected subpar growth, while consumer confidence remained fragile.

Fund performance review

Fund performance for the reporting period was weighed down by negative contributions from holdings in Australian bonds, particularly security selection and the currency overlay,3 while there was a marginal drag on performance from the overweight allocation relative to the HSBC Asian Local Bond Index to Asian local currency bonds and security selection in U.S. dollar-denominated Asian credit.

Within the Australian bond portfolio, the Fund’s short duration relative to the benchmark and credit strategies detracted from the relative return. Regarding the Fund’s positions in Asian local currency bonds, the overweight to India and exposure to Sri Lanka (which is not represented in the benchmark index) as well as the underweight to the Singapore dollar, had a positive impact on performance, while the underweight to the Singapore market, as along with security selection in Indonesia and the Philippines, were significant detractors.

In U.S.-dollar denominated Asian credit, security selection and the underweight to investment-grade sovereigns detracted most notably from Fund performance. However, this was mitigated by the positive contribution from the lack of exposure to investment-grade quasi–sovereign issues.4

Our use of futures to reduce the Fund’s duration had a negative impact on performance, subtracting approximately 30 basis points from its return, given the rally in long-term U.S. Treasury yields.

Bond futures are used to express interest rate positions, in terms of duration and yield curve exposures. This usage encompasses the hedging of individual physical bond exposures in the Fund, or

[1]	The Eurozone comprises the block of nations which has adopted the euro as common currency and legal tender.
[2]	Sovereign bonds are debt securities issued by a national government within a given country and denominated in a foreign currency.
[3]

A currency overlay is used in international investment portfolios to separate the management of currency risk from the asset allocation and security selection decisions of the investor’s money managers.

[4]	Quasi-sovereign bonds are debt securities issued by an agency of a national government.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

managing overall duration and yield curve exposure versus the Fund’s benchmark, the HSBC Asian Local Bond Index. Bond futures contracts are not used to leverage the Fund in any way.

Interest rate swaps are primarily used to hedge the U.S. dollar borrowing facilities, helping to manage the overall mixture of fixed rate and floating rate liabilities in a proportion that the manager feels is appropriate. For example, receiving fixed rates through swaps allows the manager to shift a fixed borrowing rate on the leverage facilities to the floating rate. The Fund uses interest rate swaps as part of the set of instruments involved in managing fund leverage; they are not used for speculative trading purposes.

Credit-linked notes are used in an effort to improve market access and allows saving on withholding tax. Currency forwards are used to express and manage the Fund’s currency exposure.

Outlook

Risk-aversion and volatility accelerated towards the end of the reporting period, given the confluence of risk factors. Consensus expectations are still for the U.S. to begin normalizing interest rates next year, while Europe and Japan embark on an easing path. Complicating the situation is the fragile global outlook – in particular, the stalling Eurozone recovery and geopolitical risks in the Middle East. Across Asia, while conditions have grown more challenging, we think that well-anchored inflation expectations and a conducive policy environment may support bond markets. For some markets, we feel that localized factors may influence sentiment as well. In India and Indonesia, whether the new governments can deliver on much-needed structural reforms remains to be seen, but we think that Prime Minister Modi in India has begun the process admirably. In the currency markets, we expect volatility to remain elevated, as the U.S. begins its policy normalization, while in Asia falling commodity prices are providing support to current account balances (especially in India), and foreign exchange reserves remain ample, in our view.

In Australia, we believe that the cash rate may remain on hold for a prolonged period as elevated housing prices may potentially prevent the central bank from cutting rates, even amid subdued economic growth. In our view, the transition away from mining and rebalancing of business investment towards other sectors may be at a measured pace, supported by residential investments and net exports. We also foresee a gradual but slow recovery in consumption, reflecting consumer caution and low wage growth.5

Loan Facilities and the Use of Leverage

The amounts borrowed under the Revolving Credit Facility, the Term Loan Facility, the Notes and the Series A MRPS (each as defined below) may be invested to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund employed leverage obtained via bank borrowing and other forms of leverage during the reporting period. On April 9, 2014, the Fund renewed its $150 million revolving credit facility for a 3-year period with a syndicate of banks (the “Revolving Credit Facility”). On June 12, 2013, the Fund entered into a note purchase agreement (the “Note Purchase Agreement”) with institutional investors relating to the private placement of $200 million of senior secured notes rated ‘AAA’ by Fitch Ratings, $100 million due June 12, 2020 and $100 million due June 12, 2023 (the “Notes”). On the same day, the Fund also entered into a term loan agreement providing for $200 million in secured term loans from Bank of America, N.A., $100 million due June 12, 2016 and $100 million due June 12, 2018 (the “Term Loan Facility”). On June 27, 2013, the Fund issued a private offering of 2 million shares of Series A Mandatory Redeemable Preferred Shares due June 25, 2023 (the “Series A MRPS”). The Series A MRPS have a liquidation value of $50 million and are rated ‘AA’ by Fitch Ratings. The Fund’s outstanding balance as of October 31, 2014 was $150 million on the Revolving Credit Facility.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility, the Term Loan Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the right to cause a

[5]	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the Noteholders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund).

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreement, or the securities purchase agreement relating to the Series A MRPS, includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund’s investment manager, investment adviser, or sub-adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2014, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain or hedge interest rate or currency risk. As of October 31, 2014, the

Fund held interest rate swap agreements with an aggregate notional amount of $150 million, which represented 100% of the Fund’s Revolving Credit Facility. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Terms as of October 31, 2014	Amount (in millions)	Fixed Rate Payable (%)
24 months	$84.0	1.42
36 months	66.0	0.84

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements.

There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asset Management Asia Limited

Aberdeen Asia-Pacific Income Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s blended benchmark consisting of 45% of the UBS Composite Index (or the “Bloomberg AusBond Composite Bond Index”)1, 35.75% of the JP Morgan Asia Credit Index2, and 19.25% of the IBOXX Asia ex-Japan Government Bond Index3 for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2014.

	1 Year		3 Years	5 Years	10 Years
Net Asset Value (NAV)	2.3%		1.9%	6.5%	7.3%
Market Value	(2.2%	)	0.7%	5.8%	6.2%
Blended Benchmark	2.8%		2.9%	6.6%	7.4%

Returns represent past performance. Total investment return at net asset value (NAV) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total return is based on the reported NAV on each annual period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfax.com or by calling 800-522-5465.

The net operating expense ratio based on the fiscal year ended October 31, 2014 is 1.97%. The net operating expense ratio, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares, based on the fiscal year ended October 31, 2014 is 1.09%.

[1]	The Bloomberg AusBond Composite Bond Index includes investment grade fixed interest bonds of all maturities issued in the Australian debt market under Australian law.
[2]

The J.P. Morgan Asia Credit Index (JACI) tracks total return performance of the Asia fixed-rate dollar bond market. JACI is a market cap-weighted index comprising sovereign, quasi-sovereign and corporate bonds and it is partitioned by country, sector and credit rating.

[3]	The Markit iBoxx Asia ex-Japan Index family comprises local currency debt from China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of October 31, 2014, 63.7% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s Investors Service, Inc., or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2014 compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	NR** %
October 31, 2014	36.4	14.2	13.1	18.6	11.4	3.5	2.8
April 30, 2014	35.0	14.0	19.1	16.2	10.4	3.1	2.2
October 31, 2013	34.4	13.9	21.6	16.2	9.7	2.2	2.0

*	Below investment grade
**	Not Rated
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2014, compared with the previous six and twelve months:

Date	Australia %	Asia (including NZ) %	Europe %	United States %	Canada %
October 31, 2014	40.0	54.8	3.1	1.7	0.4
April 30, 2014	39.8	56.1	3.3	0.4	0.4
October 31, 2013	37.6	55.5	4.4	1.7	0.8

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of October 31, 2014, compared with the previous six and twelve months:

Date	Australian Dollar %	Asian Currencies (including NZ Dollar) %	US Dollar* %
October 31, 2014	42.2	13.8	44.0
April 30, 2014	42.0	8.5	49.5
October 31, 2013	41.4	19.8	38.8

*	Includes U.S. Dollar-denominated bonds issued by foreign issuers: 39.8% of the Fund's total investments on October 31, 2014, 37.3% of the Fund's total investments on April 30, 2014, 37.1% of the Fund's total investments on October 31, 2013.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of October 31, 2014, the average maturity of the Fund’s total investments was 6.6 years, compared with 6.3 years at April 30, 2014, and 6.9 years at October 31, 2013. The following table shows the maturity composition of the Fund’s investments as of October 31, 2014, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2014	25.1	25.4	36.6	12.9
April 30, 2014	30.9	17.8	42.0	9.3
October 31, 2013	18.9	25.0	46.8	9.3

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from October 31, 2014 and the previous six and twelve month periods.

	October 31, 2014	April 30, 2014	October 31, 2013
Australia
90 day Bank Bills	2.74%	2.68%	2.60%
10 yr bond	3.19%	3.85%	3.94%
Australian Dollar	$0.88	$0.93	$0.95
New Zealand
90 day Bank Bills	3.71%	3.35%	2.70%
10 yr bond	3.99%	4.41%	4.51%
New Zealand Dollar	$0.78	$0.86	$0.83
South Korea
90 day commercial paper	2.14%	2.65%	2.65%
10 yr bond	2.65%	3.53%	3.40%
South Korean Won*	~~W~~1068.73	~~W~~1033.30	~~W~~1060.75
Thailand
3 months deposit rate	1.13%	1.13%	1.63%
10 yr bond	3.33%	3.55%	3.90%
Thai Baht*	~~B~~32.57	~~B~~32.36	~~B~~31.13
Philippines
90 day T-Bills	1.44%	1.46%	0.25%
10 yr bond	4.11%	4.41%	3.63%
Philippine Peso*	~~P~~44.88	~~P~~44.58	~~P~~43.21
Malaysia
3-month T-Bills	3.30%	2.99%	2.95%
10 yr bond	3.84%	4.07%	3.59%
Malaysian Ringgit*	~~R~~3.29	~~R~~3.27	~~R~~3.16
Singapore
3-month T-Bills	0.34%	0.32%	0.29%
10 yr bond	2.29%	2.42%	2.15%
Singapore Dollar*	~~S~~1.29	~~S~~1.26	~~S~~1.24
US$ Bonds**
South Korea	n/a	1.04%	1.53%
Malaysia	n/a	3.47%	3.60%
Philippines	2.26%	2.44%	2.66%

*	These currencies are quoted Asian currency per U.S. Dollar. The Australian and New Zealand Dollars are quoted U.S. Dollars per currency.
**	Sovereign issues.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments

As of October 31, 2014

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS—59.1%
AUSTRALIA—7.1%
AUD	3,000	AAI Ltd., 6.75%, 10/06/2016 (a)(b)	$2,716,981
AUD	1,800	AMP Group Finance Services Ltd., 7.00%, 03/02/2015	1,601,965
AUD	2,500	APT Pipelines Ltd., 7.75%, 07/22/2020	2,513,631
AUD	5,300	Australia & New Zealand Banking Group Ltd., 6.75%, 11/10/2014	4,668,849
AUD	10,900	BHP Billiton Finance Ltd., 3.75%, 10/18/2017	9,694,382
AUD	4,000	CFS Retail Property Trust, 6.25%, 12/22/2014	3,535,733
AUD	4,300	CFS Retail Property Trust, 7.25%, 05/02/2016	3,998,249
AUD	8,200	Coca-Cola Amatil Ltd., 4.25%, 11/13/2019	7,349,710
AUD	5,300	DnB NOR Boligkreditt, 6.25%, 06/08/2016	4,882,927
AUD	5,000	KfW, 6.00%, 08/20/2020	4,953,527
AUD	10,600	KfW, 6.25%, 02/23/2018	10,252,122
AUD	10,500	KfW, 6.25%, 12/04/2019	10,454,133
AUD	15,000	KfW, 6.25%, 05/19/2021	15,177,223
AUD	9,788	Kommunalbanken AS, 6.50%, 04/12/2021	9,955,325
AUD	2,900	National Capital Trust III, 3.69%, 09/30/2016 (a)(b)(c)	2,497,795
AUD	2,500	National Wealth Management Holdings Ltd., 6.75%, 06/16/2016 (a)(b)	2,262,435
AUD	4,800	New Zealand Milk Australia Pty Ltd., 6.25%, 07/11/2016	4,425,314
AUD	4,000	Rabobank Capital Funding Trust V, 3.41%, 12/31/2014 (a)(b)(c)(d)	3,513,311
AUD	4,800	Royal Womens Hospital Finance Pty Ltd., 6.20%, 03/26/2017 (a)(b)(e)	4,037,509
AUD	6,000	SPI Australia Assets Pty Ltd., 7.00%, 08/12/2015	5,415,430
AUD	2,000	Telstra Corp. Ltd., 8.75%, 01/20/2015	1,779,791
AUD	4,000	Westpac Banking Corp., 7.25%, 11/18/2016	3,805,013
AUD	3,600	Woolworths Ltd., 6.75%, 03/22/2016	3,323,738
			122,815,093
CHINA—14.5%
USD	8,200	Anton Oilfield Services Group, 7.50%, 11/06/2016 (b)(d)	8,159,000
USD	10,000	Central China Real Estate Ltd., 6.50%, 06/04/2016 (b)(d)	9,709,070
USD	4,400	China Hongqiao Group Ltd., 7.63%, 06/26/2017 (d)	4,547,211
USD	8,450	China Overseas Finance Cayman Island II Ltd., 5.50%, 11/10/2020 (d)	9,070,830
USD	12,030	China Railway Resources Huitung Ltd., 3.85%, 02/05/2023 (d)	11,924,425
USD	4,955	China Resources Gas Group Ltd., 4.50%, 04/05/2022 (d)	5,161,163
USD	9,550	CIFI Holdings Group Co. Ltd., 12.25%, 04/15/2016 (b)(d)	10,743,750
USD	8,980	CNOOC Finance 2012 Ltd., 3.88%, 05/02/2022 (d)	9,182,409
USD	1,652	CNOOC Finance 2013 Ltd., 3.00%, 05/09/2023	1,567,069
USD	11,800	COSL Finance BVI Ltd., REG S, 3.25%, 09/06/2022 (d)	11,238,863
USD	17,200	Country Garden Holdings Co. Ltd., 7.25%, 10/04/2017 (b)(d)	16,942,000
USD	4,348	CRCC Yuxiang Ltd., 3.50%, 05/16/2023 (d)	4,228,960
USD	1,949	ENN Energy Holdings Ltd., 6.00%, 05/13/2021 (d)	2,177,937
CNH	13,000	Export-Import Bank of China, 3.25%, 01/17/2021	2,121,149
USD	5,531	Export-Import Bank of China, 3.63%, 07/31/2024 (d)	5,562,510
USD	4,400	Franshion Development Ltd., 6.75%, 04/15/2021 (d)	4,664,000
USD	13,200	Franshion Investment Ltd., 4.70%, 10/26/2017 (d)	13,497,000
USD	5,876	Future Land Development Holdings Ltd., 10.25%, 07/21/2017 (b)(d)	5,760,830
USD	8,629	Greenland Hong Kong Holdings Ltd., 4.75%, 10/18/2016 (d)	8,683,363
USD	5,609	KWG Property Holding Ltd., 8.98%, 01/14/2017 (b)(d)	5,594,978
USD	3,907	Longfor Properties Co. Ltd., 6.75%, 01/29/2018 (b)(d)	3,811,107
USD	6,500	Maoye International Holdings Ltd., 7.75%, 05/19/2017 (d)	6,678,750
USD	4,044	MIE Holdings Corp., 7.50%, 04/25/2017 (b)(d)	3,963,120
USD	14,434	Semiconductor Manufacturing International Corp., 4.13%, 10/07/2019 (d)	14,520,821
USD	10,200	Sinopec Capital 2013 Ltd., 3.13%, 04/24/2023 (d)	9,735,890
USD	1,600	Sinopec Group Overseas Development 2012 Ltd., 3.90%, 05/17/2022 (d)	1,635,661

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2014

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
CHINA (continued)
USD	1,300	Sinopec Group Overseas Development 2012 Ltd., 4.88%, 05/17/2042 (d)	$1,377,117
USD	4,400	Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/2023 (d)	4,595,892
USD	3,460	Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/2024 (d)	3,613,596
USD	6,312	Tingyi Cayman Islands Holding Corp., 3.88%, 06/20/2017 (d)	6,561,892
USD	12,884	Trillion Chance Ltd., 8.50%, 01/10/2017 (b)(d)	12,682,636
USD	19,000	Wanda Properties Overseas Ltd., 4.88%, 11/21/2018 (d)	19,289,446
USD	4,852	Yingde Gases Investment Ltd., 144A, 8.13%, 04/22/2016 (b)(d)	5,046,080
USD	5,313	Yingde Gases Investment Ltd., REG S, 8.13%, 04/22/2016 (b)(d)	5,525,520
			249,574,045
HONG KONG—6.8%
USD	10,103	Champion MTN Ltd., 3.75%, 01/17/2023 (d)	9,284,283
USD	5,400	CNPC General Capital Ltd., 2.75%, 05/14/2019 (d)	5,392,057
USD	4,282	CNPC General Capital Ltd., 3.40%, 04/16/2023 (d)	4,159,184
USD	17,000	HLP Finance Ltd., 4.75%, 06/25/2022 (d)	17,414,953
USD	1,600	Hong Kong Land Finance Cayman Islands Co. Ltd., 4.50%, 06/01/2022	1,698,638
USD	4,417	Hutchison Whampoa International Ltd., 1.63%, 10/31/2017 (d)	4,409,504
USD	1,600	Hutchison Whampoa International Ltd., 4.63%, 09/11/2015 (d)	1,651,790
USD	1,900	Hutchison Whampoa International Ltd., 7.45%, 11/24/2033 (d)	2,701,091
USD	7,014	Hutchison Whampoa International Ltd., 7.63%, 04/09/2019 (d)	8,531,858
USD	1,862	LS Finance 2022 Ltd., 4.25%, 10/16/2022 (d)	1,846,022
USD	13,200	Metropolitan Light International Ltd., 5.25%, 01/17/2015 (b)(d)	13,266,000
USD	1,250	Shimao Property Holdings Ltd., 6.63%, 01/14/2017 (b)(d)	1,237,500
USD	7,758	Shimao Property Holdings Ltd., 8.13%, 01/22/2018 (b)(d)	8,126,505
USD	5,545	Standard Chartered PLC, 144A, 3.95%, 01/11/2023 (d)	5,441,131
USD	9,200	Standard Chartered PLC, REG S, 3.95%, 01/11/2023 (d)	9,027,666
USD	1,800	Swire Pacific MTN Financing Ltd., 6.25%, 04/18/2018	2,031,827
USD	2,440	Swire Properties MTN Financing Ltd., 2.75%, 03/07/2020 (d)	2,410,786
USD	17,300	Swire Properties MTN Financing Ltd., 4.38%, 06/18/2022 (d)	18,228,820
			116,859,615
INDIA—3.9%
USD	2,799	Axis Bank Ltd, 5.13%, 09/05/2017 (d)	2,990,594
USD	2,900	Bank of Baroda, 4.88%, 07/23/2019 (d)	3,064,271
USD	3,050	Bank of Baroda, 5.00%, 08/24/2016 (d)	3,197,785
USD	3,800	Bharti Airtel International Netherlands BV, 5.13%, 03/11/2023 (d)	4,013,864
USD	6,487	GCX Ltd., 7.00%, 08/01/2016 (b)(d)	6,659,963
USD	7,000	HDFC Bank Ltd., 3.00%, 03/06/2018 (d)	7,031,430
USD	7,909	ICICI Bank Ltd., 3.50%, 03/18/2020 (d)	7,935,313
USD	3,515	ICICI Bank Ltd., 4.80%, 05/22/2019 (d)	3,731,524
USD	4,400	NTPC Ltd., 4.75%, 10/03/2022 (d)	4,532,937
USD	12,500	NTPC Ltd., 5.63%, 07/14/2021 (d)	13,618,188
INR	270,000	Rural Electrification Corp. Ltd., 9.35%, 06/15/2022	4,450,202
USD	4,800	State Bank of India, 3.62%, 04/17/2019 (d)	4,899,619
			66,125,690
INDONESIA—3.7%
IDR	24,000,000	Bank OCBC Nisp Tbk PT, 6.90%, 02/19/2015	1,973,024
USD	7,600	Indo Energy Finance BV, 7.00%, 05/05/2015 (b)(d)	7,261,344
USD	5,200	Indo Energy Finance II BV, 6.38%, 01/24/2018 (b)(d)	4,199,000

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2014

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
INDONESIA (continued)
USD	3,150	Majapahit Holding BV, 7.88%, 06/29/2037 (d)	$3,795,750
USD	8,900	Majapahit Holding BV, 8.00%, 08/07/2019 (d)	10,435,250
USD	2,940	Pertamina Persero PT, 4.30%, 05/20/2023 (d)	2,859,150
USD	10,100	Pertamina Persero PT, 6.00%, 05/03/2042 (d)	10,100,000
USD	7,600	Pertamina Persero PT, 6.45%, 05/30/2044 (d)	8,094,000
USD	4,600	Perusahaan Listrik Negara PT, 144A, 5.25%, 10/24/2042 (d)	4,163,000
USD	6,009	Perusahaan Listrik Negara PT, REG S, 5.25%, 10/24/2042 (d)	5,438,145
USD	4,600	TBG Global Pte Ltd., 4.63%, 04/03/2016 (b)(d)	4,623,000
			62,941,663
MALAYSIA—2.5%
MYR	5,000	AmBank M Bhd, 4.95%, 03/25/2015	1,525,361
USD	11,700	AMBB Capital (L) Ltd., 6.77%, 01/27/2016 (a)(b)(c)	11,770,327
MYR	15,000	Bank Pembangunan Malaysia Bhd MTN, 4.15%, 04/10/2015	4,573,535
USD	900	Petroliam Nasional Bhd, 7.63%, 10/15/2026 (d)	1,243,827
USD	50	PETRONAS Capital Ltd., 5.25%, 08/12/2019 (d)	56,162
USD	6,791	Petronas Capital Ltd., 7.88%, 05/22/2022 (d)	8,899,320
USD	2,650	Public Bank Bhd, 6.84%, 08/22/2016 (a)(b)	2,730,131
USD	11,550	SBB Capital Corp., 6.62%, 11/02/2015 (a)(b)(c)(d)	11,694,006
			42,492,669
NETHERLANDS—0.1%
USD	1,200	Jababeka International BV, 7.50%, 09/24/2017 (b)(d)	1,222,056
PHILIPPINES—2.7%
USD	3,700	Energy Development Corp., 6.50%, 01/20/2021 (d)	4,014,500
USD	3,072	Philippine Long Distance Telephone Co., 8.35%, 03/06/2017	3,523,584
USD	19,200	Power Sector Assets & Liabilities Management Corp., 7.25%, 05/27/2019 (d)	22,848,000
USD	12,900	Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/2024 (d)	16,770,000
			47,156,084
REPUBLIC OF SOUTH KOREA—6.5%
USD	3,000	Export-Import Bank of Korea, 5.13%, 03/16/2015	3,049,392
USD	4,300	Export-Import Bank of Korea, 5.88%, 01/14/2015	4,343,714
USD	4,211	Korea Exchange Bank, 2.50%, 06/12/2019 (d)	4,209,021
USD	2,050	Korea Expressway Corp., 1.88%, 10/22/2017 (d)	2,048,803
USD	12,750	Korea Expressway Corp., 4.50%, 03/23/2015 (d)	12,929,329
USD	2,300	Korea Gas Corp., 2.25%, 07/25/2017 (d)	2,326,130
USD	1,400	Korea Gas Corp., 2.88%, 07/29/2018 (d)	1,429,065
USD	7,633	Korea Gas Corp., 3.50%, 07/02/2026 (d)	7,705,781
USD	4,000	Korea Hydro & Nuclear Power Co. Ltd., 2.88%, 10/02/2018 (d)	4,077,564
USD	4,200	Korea Hydro & Nuclear Power Co. Ltd., 144A, 3.00%, 09/19/2022 (d)	4,131,183
USD	13,400	Korea Hydro & Nuclear Power Co. Ltd., REG S, 3.00%, 09/19/2022 (d)	13,180,441
USD	3,000	Korea South-East Power Co. Ltd., 3.63%, 01/29/2017 (d)	3,124,779
USD	12,470	Korea South-East Power Co. Ltd., 6.00%, 05/25/2016 (d)	13,333,797
USD	11,000	Korea Western Power Co. Ltd., 2.88%, 10/10/2018 (d)	11,220,242
USD	6,390	Minera y Metalergica del Boleo SA de CV (Korea Resources Corp.), 2.88%, 05/07/2019 (d)	6,494,540
USD	4,200	Shinhan Bank, 1.88%, 07/30/2018 (d)	4,146,307
USD	5,880	Shinhan Bank, 5.66%, 03/02/2015 (a)(b)(d)	5,924,100
USD	7,896	Woori Bank Co. Ltd., 4.75%, 04/30/2024 (d)	8,182,854
			111,857,042

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2014

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
SINGAPORE—2.1%
USD	8,666	ABJA Investment Co. Pte Ltd., 5.95%, 07/31/2024 (d)	$8,806,822
SGD	2,750	CapitaMalls Asia Treasury Ltd., 3.95%, 08/24/2017	2,234,485
USD	8,900	Oversea-Chinese Banking Corp. Ltd., 3.15%, 03/11/2018 (a)(b)(d)	9,004,842
USD	7,450	Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/2017 (a)(b)(d)	7,698,085
USD	4,000	United Overseas Bank Ltd., 2.88%, 10/17/2017 (a)(b)(d)	4,041,200
USD	4,400	United Overseas Bank Ltd., 3.75%, 09/19/2019 (a)(b)(d)	4,440,348
			36,225,782
SRI LANKA—0.2%
USD	3,300	Bank of Ceylon, 5.33%, 04/16/2018 (d)	3,349,500
SUPRANATIONAL—4.9%
AUD	14,000	Asian Development Bank, 5.00%, 03/09/2022	13,355,862
AUD	13,800	Asian Development Bank, 5.50%, 02/15/2016	12,551,270
AUD	16,800	Asian Development Bank, 6.25%, 03/05/2020	16,817,090
AUD	10,000	Inter-American Development Bank, 6.00%, 05/25/2016	9,228,029
AUD	11,200	Inter-American Development Bank, 6.50%, 08/20/2019	11,232,643
AUD	8,900	International Bank for Reconstruction & Development, 5.75%, 10/21/2019	8,693,282
AUD	10,300	International Bank for Reconstruction & Development, 6.00%, 11/09/2016	9,622,158
AUD	2,600	International Finance Corp., 5.75%, 07/28/2020	2,557,411
			84,057,745
THAILAND—4.1%
USD	2,400	Bangkok Bank PCL, 4.80%, 10/18/2020 (d)	2,600,424
USD	4,200	Bangkok Bank PCL, 5.00%, 10/03/2023 (d)	4,631,579
USD	4,800	Bangkok Bank PCL, 9.03%, 03/15/2029 (d)	6,653,918
USD	17,170	Krung Thai Bank PCL, 5.20%, 12/26/2019 (a)(b)(d)	17,720,333
USD	4,330	PTT Global Chemical PCL, 144A, 4.25%, 09/19/2022 (d)	4,420,120
USD	9,440	PTT Global Chemical PCL, REG S, 4.25%, 09/19/2022 (d)	9,636,475
USD	7,400	PTTEP Canada International Finance Ltd., 5.69%, 04/05/2021 (d)	8,397,587
USD	4,500	Siam Commercial Bank Ltd., 3.38%, 09/19/2017 (d)	4,644,374
USD	12,002	Siam Commercial Bank PCL, 3.50%, 04/07/2019 (d)	12,295,689
			71,000,499
		Total Corporate Bonds — 59.1% (cost $1,024,594,043)	1,015,677,483
GOVERNMENT BONDS—66.1%
AUSTRALIA—39.3%
AUD	30,300	Australia Government Bond, 3.25%, 04/21/2029 (d)	25,634,761
AUD	58,800	Australia Government Bond, 4.50%, 04/21/2033 (d)	56,944,771
AUD	99,700	Australia Government Bond, 5.50%, 01/21/2018	95,479,549
AUD	7,000	Australia Government Bond, 5.50%, 04/21/2023	7,202,886
AUD	35,300	Australia Government Bond, 5.75%, 07/15/2022	36,583,750
AUD	104,500	Australia Government Bond, 6.25%, 04/15/2015	93,537,084
AUD	15,000	New South Wales Treasury Corp., 6.00%, 03/01/2022	15,370,616
AUD	5,950	Queensland Treasury Corp., 6.00%, 10/14/2015 (d)(f)	5,405,645
AUD	27,100	Queensland Treasury Corp., 6.00%, 04/21/2016 (d)	24,992,458
AUD	22,850	Queensland Treasury Corp., 6.00%, 02/21/2018 (d)	22,051,833
AUD	31,190	Queensland Treasury Corp., 6.00%, 06/14/2021 (d)(f)	31,875,247
AUD	47,100	Queensland Treasury Corp., 6.25%, 06/14/2019 (f)	47,263,554
AUD	24,330	Queensland Treasury Corp., 6.25%, 02/21/2020 (d)	24,538,023

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2014

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
AUSTRALIA (continued)
AUD	131,500	Treasury Corp. of Victoria, 5.75%, 11/15/2016	$122,717,549
AUD	14,250	Treasury Corp. of Victoria, 6.00%, 06/15/2020	14,331,334
AUD	35,350	Treasury Corp. of Victoria, 6.00%, 10/17/2022	36,502,116
AUD	15,000	Western Australian Treasury Corp., 7.00%, 07/15/2021	15,939,523
			676,370,699
CHINA—3.9%
CNH	10,000	Agriculture Development Bank of China Co., Ltd., 3.08%, 01/16/2016	1,627,993
CNH	13,000	China Development Bank, 3.35%, 03/20/2017	2,113,052
CNY	15,000	China Development Bank, 5.80%, 01/03/2016	2,516,153
CNH	17,500	China Government Bond, 1.40%, 08/18/2016	2,784,288
CNH	10,000	China Government Bond, 1.80%, 12/01/2015	1,615,190
CNH	18,000	China Government Bond, 2.48%, 12/01/2020	2,782,453
CNY	50,000	China Government Bond, 3.28%, 08/05/2020 (g)	8,009,937
CNY	10,000	China Government Bond, 3.36%, 05/24/2022 (g)	1,592,512
CNY	70,000	China Government Bond, 3.41%, 06/24/2020 (g)	11,296,272
CNY	20,000	China Government Bond, 3.46%, 07/11/2020 (g)	3,234,988
CNY	8,000	China Government Bond, 3.55%, 10/20/2016 (g)	1,309,587
CNY	2,000	China Government Bond, 3.57%, 11/17/2021 (g)	323,358
CNY	40,000	China Government Bond, 3.60%, 02/17/2016 (g)	6,552,783
CNY	4,000	China Government Bond, 3.77%, 08/15/2016 (g)	657,244
CNY	20,000	China Government Bond, 3.83%, 01/27/2018 (g)	3,302,122
CNY	60,000	China Government Bond, 4.08%, 08/22/2023 (g)	10,029,181
CNY	30,000	China Government Bond, 4.10%, 09/27/2032 (g)	4,931,640
CNY	18,000	China Government Bond, 4.13%, 11/07/2018 (g)	3,005,068
			67,683,821
INDIA—2.5%
INR	502,500	India Government Bond, 7.28%, 06/03/2019	7,879,765
INR	1,885,000	India Government Bond, 8.12%, 12/10/2020	30,346,750
INR	125,000	India Government Bond, 8.30%, 07/02/2040	2,008,526
INR	16,000	India Government Bond, 8.33%, 06/07/2036	258,340
INR	150,000	India Government Bond, 8.83%, 12/12/2041	2,569,673
			43,063,054
INDONESIA—4.6%
IDR	167,000,000	Indonesia Government Bond, Barclays Credit Linked Note, 9.50%, 06/17/2015	14,019,156
USD	3,981	Indonesia Government Bond, Perusahaan Penerbit SBSN, 4.35%, 09/10/2024 (d)	3,990,953
USD	7,989	Indonesia Government International Bond, 3.38%, 04/15/2023 (d)	7,649,467
USD	14,700	Indonesia Government International Bond, 4.63%, 04/15/2043 (d)	13,744,500
USD	3,500	Indonesia Government International Bond, 5.25%, 01/17/2042 (d)	3,508,750
USD	7,400	Indonesia Government International Bond, 5.88%, 03/13/2020 (d)	8,278,750
USD	1,400	Indonesia Government International Bond, 5.88%, 01/15/2024 (d)	1,592,500
USD	6,900	Indonesia Government International Bond, 6.63%, 02/17/2037 (d)	8,055,750
IDR	47,000,000	Indonesia Treasury Bond, 8.25%, 06/15/2032	3,762,839
IDR	125,400,000	Indonesia Treasury Bond, 8.38%, 03/15/2034	10,303,864
IDR	21,000,000	Indonesia Treasury Bond, 9.50%, 07/15/2031	1,889,739
USD	2,050	Perusahaan Penerbit SBSN, 4.00%, 11/21/2018 (d)	2,119,188
			78,915,456

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2014

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
MALAYSIA—2.3%
MYR	11,300	Malaysia Government Bond, 3.31%, 10/31/2017	$3,406,926
MYR	1,450	Malaysia Government Bond, 3.39%, 03/15/2017	439,481
MYR	600	Malaysia Government Bond, 3.49%, 03/31/2020	180,756
MYR	98,400	Malaysia Government Bond, 3.58%, 09/28/2018	29,882,578
MYR	20,400	Malaysia Government Bond, 4.16%, 07/15/2021	6,342,609
			40,252,350
NEW ZEALAND—0.2%
NZD	2,150	New Zealand Government Bond, 6.00%, 04/15/2015 (d)	1,694,578
NZD	1,500	Province of Quebec, 6.75%, 11/09/2015	1,199,774
			2,894,352
PHILIPPINES—2.4%
PHP	347,040	Philippine Government Bond, 5.75%, 11/24/2021	8,606,066
PHP	543	Philippine Government Bond, 6.38%, 01/19/2022	13,915
PHP	331,030	Philippine Government Bond, 9.13%, 09/04/2016	8,269,952
USD	8,300	Philippine Government International Bond, 6.50%, 01/20/2020	9,897,750
USD	7,050	Philippine Government International Bond, 7.75%, 01/14/2031	10,011,000
USD	2,970	Philippine Government International Bond, 9.88%, 01/15/2019	3,864,713
			40,663,396
REPUBLIC OF SOUTH KOREA—6.7%
USD	5,600	Korea Land & Housing Corp., 1.88%, 08/02/2017 (d)	5,618,312
KRW	7,000,000	Korea Monetary Stabilization Bond, 2.47%, 04/02/2015	6,561,371
KRW	8,000,000	Korea Monetary Stabilization Bond, 2.76%, 06/02/2015	7,515,784
KRW	17,486,865	Korea Treasury Bond, 1.50%, 06/10/2021 (h)	16,583,814
KRW	2,000,000	Korea Treasury Bond, 2.75%, 09/10/2017	1,901,457
KRW	22,000,000	Korea Treasury Bond, 2.75%, 03/10/2018	20,944,454
KRW	15,500,000	Korea Treasury Bond, 3.25%, 09/10/2018	15,042,859
KRW	10,300,000	Korea Treasury Bond, 3.38%, 09/10/2023	10,221,010
KRW	22,000,000	Korea Treasury Bond, 3.50%, 03/10/2024	22,061,015
KRW	3,300,000	Korea Treasury Bond, 3.75%, 06/10/2022	3,347,543
KRW	5,000,000	Korea Treasury Bond, 4.25%, 06/10/2021	5,189,809
			114,987,428
SINGAPORE—0.4%
SGD	3,000	Housing & Development Board, 1.01%, 09/19/2016	2,329,403
SGD	3,000	Housing & Development Board, 1.83%, 11/21/2018 (d)	2,317,349
SGD	750	Housing & Development Board, 2.02%, 02/22/2016	591,963
SGD	2,000	Housing & Development Board, 3.14%, 03/18/2021	1,612,347
			6,851,062
SRI LANKA—0.9%
LKR	90,000	Sri Lanka Government Bonds, 8.00%, 09/01/2016	703,101
LKR	151,000	Sri Lanka Government Bonds, 8.00%, 11/15/2018	1,192,498
LKR	724,600	Sri Lanka Government Bonds, 8.50%, 11/01/2015	5,651,142
LKR	230,000	Sri Lanka Government Bonds, 8.50%, 04/01/2018	1,842,636
LKR	388,000	Sri Lanka Government Bonds, 8.50%, 07/15/2018	3,109,103
LKR	293,000	Sri Lanka Government Bonds, 8.75%, 05/15/2017	2,329,339
			14,827,819

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2014

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
THAILAND—2.9%
THB	637,015	Thailand Government Bond, 1.20%, 07/14/2021 (d)(h)	$18,935,860
THB	330,067	Thailand Government Bond, 1.25%, 03/12/2028 (d)(h)	9,333,905
THB	321,000	Thailand Government Bond, 3.45%, 03/08/2019	10,121,010
THB	335,000	Thailand Government Bond, 3.63%, 06/16/2023	10,687,765
			49,078,540
		Total Government Bonds—66.1% (cost $1,162,192,724)	1,135,587,977
SHORT-TERM INVESTMENT—2.2%
UNITED STATES—2.2%
USD	38,574	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 10/31/2014, due 11/03/2014 in the amount of $38,574,000 (collateralized by $39,455,000 U.S. Treasury Note, maturing 10/31/2021; value of $39,352,683)	38,574,000
		Total Short-Term Investment—2.2% (cost $38,574,000)	38,574,000
		Total Investments—127.4% (cost $2,225,360,767)	2,189,839,460

		Other Assets and Liabilities—7.5%	129,104,848
		Long-Term Debt Obligations—(32.0%)	(550,000,000)
		Mandatory Redeemable Preferred Stock at Liquidation Value—(2.9%)	(50,000,000)
		Net Assets—100.0%	$1,718,944,308

AUD—Australian Dollar	KRW—South Korean Won	SGD—Singapore Dollar
CNH—Chinese Yuan Renminbi Offshore	LKR—Sri Lanka Rupee	THB—Thailand Baht
CNY—Chinese Yuan Renminbi	MYR—Malaysian Ringgit	USD—U.S. Dollar
IDR—Indonesian Rupiah	NZD—New Zealand Dollar
INR—Indian Rupee	PHP—Philippine Peso

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at October 31, 2014.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	Denotes a restricted security, see Note 2(c).
(e)	Illiquid security.
(f)	This security is government guaranteed.
(g)	China A shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(h)	Inflation linked security.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2014

At October 31, 2014, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%-2 year	UBS	(219)	12/31/2014	$29,805
United States Treasury Note 6%-5 year	UBS	75	12/31/2014	(24,111)
United States Treasury Note 6%-10 year	UBS	(3,207)	12/19/2014	1,576,199
United States Treasury Bond 6%-30 year	UBS	(46)	12/19/2014	(73,059)
				$1,508,834

At October 31, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi/United States Dollar
03/10/2015	Credit Suisse	CNY99,408,000	USD16,000,000	$16,103,035	$103,035
03/10/2015	Deutche Bank	CNY88,836,500	USD14,380,000	14,390,565	10,565
03/10/2015	HSBC	CNY78,212,500	USD12,500,000	12,669,590	169,590
07/14/2015	UBS	CNY202,560,100	USD32,600,000	32,562,996	(37,004)
Chinese Yuan Renminbi Offshore/United States Dollar
07/14/2015	State Street	CNH176,540,000	USD28,000,000	28,299,845	299,845
Malaysian Ringgit/United States Dollar
12/04/2014	Credit Suisse	MYR168,345,600	USD51,200,000	51,067,207	(132,793)
Philippine Peso/United States Dollar
11/10/2014	Goldman Sachs	PHP196,893,000	USD4,500,000	4,386,607	(113,393)
Singapore Dollar/United States Dollar
12/15/2014	Goldman Sachs	SGD71,557,313	USD56,250,000	55,690,958	(559,042)
South Korean Won/United States Dollar
01/16/2015	Standard Chartered Bank	KRW2,432,480,000	USD2,300,000	2,274,760	(25,240)
Thai Baht/United States Dollar
11/14/2014	Goldman Sachs	THB256,118,000	USD7,900,000	7,857,280	(42,720)
				$225,302,843	$(327,157)

Sale Contracts
United States Dollar/Australian Dollar
01/28/2015	State Street	USD4,000,000	AUD4,542,512	3,973,370	26,630
United States Dollar/Chinese Yuan Renminbi
03/10/2015	Standard Chartered Bank	USD20,400,000	CNY125,986,320	20,408,440	(8,440)
07/14/2015	Deutsche Bank	USD32,400,000	CNY202,532,400	32,558,543	(158,543)
United States Dollar/Chinese Yuan Renminbi Offshore
07/14/2015	Goldman Sachs	USD13,000,000	CNH80,990,000	12,982,918	17,082
07/14/2015	State Street	USD28,200,000	CNH176,463,860	28,287,639	(87,639)
United States Dollar/Malaysian Ringgit
12/04/2014	Goldman Sachs	USD48,220,000	MYR153,619,276	46,600,014	1,619,986
United States Dollar/Philippine Peso
11/10/2014	Goldman Sachs	USD19,600,000	PHP857,578,400	19,106,110	493,890
United States Dollar/Singapore Dollar
12/15/2014	Goldman Sachs	USD20,800,000	SGD26,458,952	20,592,227	207,773
12/15/2014	State Street	USD46,500,000	SGD59,192,873	46,068,077	431,923

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2014

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/South Korean Won
12/05/2014	State Street	USD30,520,000	KRW31,229,590,000	$29,212,802	$1,307,198
01/16/2015	Standard Chartered Bank	USD6,000,000	KRW6,345,600,000	5,934,155	65,845
United States Dollar/Thai Baht
11/14/2014	Goldman Sachs	USD38,720,000	THB1,248,777,040	38,310,432	409,568
11/14/2014	UBS	USD19,000,000	THB614,270,000	18,844,796	155,204
				$322,879,523	$4,480,477

*	Certain contracts with different trade dates and like characteristics have been shown net.

At October 31, 2014, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Appreciation/ (Depreciation)
USD	84,000,000	10/31/2016	Barclays Bank	Receive	3-month LIBOR Index	1.42%	$(1,210,708)
USD	66,000,000	11/01/2017	Barclays Bank	Receive	3-month LIBOR Index	0.84%	337,421
							$(873,287)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2014

Assets
Investments, at value (cost $2,186,786,767)	$2,151,265,460
Repurchase agreement, at value (cost $38,574,000)	38,574,000
Foreign currency, at value (cost $95,240,166)	95,194,006
Cash at broker for futures contracts	5,297,520
Cash	3,268,741
Due from Broker	1,822,700
Cash at broker for interest rate swaps	1,050,000
Cash at broker for China A shares	74,794
Interest receivable	27,200,753
Receivable for investments sold	7,106,081
Unrealized appreciation on forward foreign currency exchange contracts	5,318,134
Prepaid expenses in connection with revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares	3,320,254
Variation margin receivable for futures contracts	1,606,004
Unrealized appreciation on interest rate swaps	337,421
Prepaid expenses	220,010
Prepaid expenses in connection with the at-the-market stock offering	219,465
Total assets	2,341,875,343

Liabilities
Senior secured notes payable (Note 8)	200,000,000
Revolving credit facility payable (Note 9)	150,000,000
3-year term loan payable (Note 9)	100,000,000
5-year term loan payable (Note 9)	100,000,000
Series A Mandatory Redeemable Preferred Shares ($25.00 liquidation value per share; 2,000,000 shares outstanding) (Note 7)	50,000,000
Payable for investments purchased	14,672,691
Interest payable on revolving credit facility, senior secured notes and term loans	3,313,997
Unrealized depreciation on interest rate swaps	1,210,708
Unrealized depreciation on forward foreign currency exchange contracts	1,164,814
Investment management fees payable (Note 3)	1,156,643
Deferred foreign capital gains tax	361,642
Administration fees payable (Note 3)	237,922
Dividend payable on Series A Mandatory Redeemable Preferred Shares	211,981
Variation margin payable for futures contracts	97,170
Investor relations fees payable (Note 3)	86,132
Director fees payable	56,108
Accrued expenses	361,227
Total liabilities	622,931,035

Net Assets Applicable to Common Shareholders	$1,718,944,308

Composition of Net Assets:
Common stock (par value $.01 per share) (Note 5)	$2,613,006
Paid-in capital in excess of par	1,567,711,640
Undistributed net investment income	1,614,609
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(89,845,867)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	70,643,279
Accumulated net realized foreign exchange gains	268,441,512
Net unrealized foreign exchange and forward foreign currency contract loss	(102,233,871)
Net Assets Applicable to Common Shareholders	$1,718,944,308
Net asset value per common share based on 261,300,603 shares issued and outstanding	$6.58

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2014

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $990,265)	$108,313,119

Expenses
Investment management fee (Note 3)	12,348,334
Administration fee (Note 3)	2,528,889
Revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares fees and expenses	1,149,494
Custodian’s fees and expenses	873,183
Investor relations fees and expenses (Note 3)	544,935
Insurance expense	408,950
Reports to shareholders and proxy solicitation	372,421
Directors’ fees and expenses	318,445
Legal fees and expenses	163,003
Transfer agent’s fees and expenses	145,095
Independent auditors’ fees and expenses	111,394
Miscellaneous	295,663
Total operating expenses, excluding interest expense	19,259,806
Interest expense (Notes 8 & 9)	13,544,204
Distributions to Series A Mandatory Redeemable Preferred Shares (Note 7)	2,091,147
Net operating expenses	34,895,157

Net investment income applicable to common shareholders	73,417,962

Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions (including $114,893 capital gains tax)	7,803,400
Interest rate swaps	(1,385,845)
Futures contracts	(11,998,949)
Forward and spot foreign currency exchange contracts	(6,541,857)
Foreign currency transactions	(49,570,207)
(61,693,458)

Net change in unrealized appreciation/(depreciation) on:
Investments (including $23,658 change in deferred capital gains tax)	37,467,316
Interest rate swaps	633,909
Futures contracts	2,383,002
Forward foreign currency exchange rate contracts	6,531,350
Foreign currency translation	(34,180,733)
12,834,844
Net loss from investments, interest rate swaps, futures contracts and foreign currencies	(48,858,614)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$24,559,348

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

Increase/(Decrease) in Net Assets Applicable to Common Shareholders

Operations:
Net investment income	$73,417,962	$79,435,526
Net realized gain from investments, interest rate swaps and futures contracts	(5,581,394)	37,439,978
Net realized loss from foreign currency transactions	(56,112,064)	(3,693,314)
Net change in unrealized appreciation/depreciation on investments, interest rate swaps and futures contracts	40,484,227	(124,629,665)
Net change in unrealized appreciation/depreciation on foreign currency translation	(27,649,383)	(113,658,709)
Net increase/(decrease) in net assets applicable to common shareholders resulting from operations	24,559,348	(125,106,184)

Distributions to Common Shareholders from:
Net investment income	(111,091,699)	(111,875,139)
Net decrease in net assets applicable to common shareholders from distributions	(111,091,699)	(111,875,139)

Common Stock Transactions:
Proceeds from the at-the-market stock offering (Note 5)	—	37,174,650
Expenses in connection with the at-the-market stock offering (Note 5)	—	(59,829)
Repurchase of common stock from open market repurchase program (6,107,325 and 0 shares respectively) (Note 6)	(36,993,347)	—
Change in net assets from common stock transactions	(36,993,347)	37,114,821
Change in net assets applicable to common shareholders resulting from operations	(123,525,698)	(199,866,502)

Net Assets Applicable to Common Shareholders:
Beginning of year	1,842,470,006	2,042,336,508
End of year (including undistributed net investment income/(distributions in excess of net investment income) of $1,614,609 and ($9,758,172), respectively)	$1,718,944,308	$1,842,470,006

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows

For the Year Ended October 31, 2014

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $11,863,590)	$122,923,817
Operating expenses paid	(32,752,001)
Dividends paid to Series A Mandatory Redeemable Preferred Shares	(2,062,500)
Purchases and sales of short-term portfolio investments, net	4,350,000
Purchases of long-term portfolio investments	(1,299,654,896)
Proceeds from sales of long-term portfolio investments	1,508,551,498
Realized losses on forward foreign currency exchange contracts closed	(4,825,863)
Realized losses on interest rate swap transactions	(1,385,845)
Payments paid to broker for futures contracts	(14,248,241)
Payments due from broker	(1,822,700)
Increase in cash collateral held at broker for China A shares	(260)
Decrease in prepaid expenses and other assets	140
Net cash provided from operating activities	279,073,149
Cash flows provided from (used for) financing activities
Repurchase of common stock	(36,993,347)
Dividends paid to common shareholders	(120,456,416)
Net cash used for financing activities	(157,449,763)
Effect of exchange rate on cash	(51,103,453)
Net increase in cash	70,519,933
Cash at beginning of year	27,942,814
Cash at end of year	$98,462,747

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net increase in total net assets resulting from operations	$24,559,348
Decrease in investments	229,773,603
Net realized gain on investment transactions	(7,803,400)
Net realized foreign exchange losses	51,286,201
Net change in unrealized appreciation/depreciation on investments	(37,467,316)
Net change in unrealized foreign exchange gains/losses	27,649,383
Decrease in interest receivable	2,747,108
Increase in receivable for investments sold	(3,367,209)
Increase in interest payable on bank loan, senior secured notes and term loans	142,431
Increase in dividend payable to preferred shares	28,647
Net change in variation margin on future contracts	(2,383,002)
Net decrease in other assets	140
Decrease in payable for investments purchased	(1,296,202)
Payments made to broker for interest rate swaps	(633,909)
Payments made to broker for futures contracts	(2,249,292)
Payments due from broker	(1,822,700)
Increase in cash collateral at broker for China A shares	(260)
Decrease in prepaid expenses in connection with revolving credit facility, senior secured notes, term loans and Series A Preferred Shares	151,058
Decrease in accrued expenses and other liabilities	(241,480)
Total adjustments	254,513,801
Net cash provided from operating activities	$279,073,149

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

	For the Fiscal Years Ended October 31,
	2014	2013		2012	2011	2010
Per Share Operating Performance(a):
Net asset value per common share, beginning of year	$6.89	$7.78		$7.48	$7.27	$6.53
Net investment income	0.28	0.30		0.36	0.39	0.37
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(0.18)	(0.77)		0.36	0.24	0.79
Total from investment operations applicable to common shareholders	0.10	(0.47)		0.72	0.63	1.16
Distributions to common shareholders from:
Net investment income	(0.42)	(0.42)		(0.42)	(0.42)	(0.42)
Total distributions to shareholders	(0.42)	(0.42)		(0.42)	(0.42)	(0.42)
Capital Share Transactions:
Expenses in connection with the at-the-market stock offering (Note 5)	–	–		–	–	–
Impact of at-the-market stock offering (Note 5)	–	–		–	–	–
Impact due to open market repurchase program (Note 6)	0.01	–		–	–	–
Total capital share transactions	0.01	–		–	–	–
Net asset value per common share, end of year	$6.58	$6.89		$7.78	$7.48	$7.27
Market value, end of year	$5.88	$6.44		$7.90	$6.93	$6.90

Total Investment Return Based on(b):
Market value	(2.17% )	(13.37%	)	20.47%	6.59%	21.73%
Net asset value	2.33%	(5.89%	)(c)	9.92% (c)	9.20%	18.63%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(d):
Net assets applicable to common shareholders, end of year (000 omitted)	$1,718,944	$1,842,470		$2,042,337	$1,951,739	$1,897,181
Average net assets applicable to common shareholders (000 omitted)	$1,771,852	$1,953,410		$1,965,038	$1,937,986	$1,753,665
Net operating expenses	1.97%	1.50%		1.38%	1.49%	1.89%
Net operating expenses, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares	1.09%	1.03%		1.01%	1.05%	1.19%
Net investment income	4.14%	4.07%		4.85%	5.30%	5.44%
Portfolio turnover	49%	42%		38%	72%	67%
Leverage (senior securities) outstanding (000 omitted)	$550,000	$550,000		$600,000	$600,000	$600,000
Leverage (preferred stock) outstanding (000 omitted)	$50,000	$50,000		–	–	–
Asset coverage ratio on long-term debt obligations at year end(e)	422%	444%		440%	425%	416%
Asset coverage per $1,000 on long-term debt obligations at year end	$4,216	$4,441		$4,404	$4,253	$4,162
Asset coverage ratio on total leverage at year end(f)	386%	407%		–	–	–
Asset coverage per share on total leverage at year end	$3,865	$4,071		–	–	–

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For each of the years ended October 31, 2014, 2013, 2012, 2011, and 2010 the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 4.26%, 4.10%, 4.85%, 5.30% and 5.44%, respectively.
(e)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any long-term debt obligations, which includes the senior secured notes, revolving credit facility and term loans.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any borrowings.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements

October 31, 2014

1. Organization

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. To achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

At a meeting held on September 8, 2014, the Fund’s Board of Directors authorized the Fund to invest in debt securities of Bangladesh. Accordingly, the Fund’s policy to invest 80% of its total assets, plus the amount of any borrowings for investment purposes, in “Asian debt securities” was revised as follows:

The Fund may invest up to 80% of its total assets, plus the amount of any borrowings for investment purposes, in “Asian debt securities,” which include: (1) debt securities of Asian Country (as defined below) issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. dollars. The maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund’s total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) is limited to 10% of the Fund’s total assets. The maximum country exposure for Korea is limited to 40% of the Fund’s total assets, and the maximum currency exposure for Korea is limited to 25% of the Fund’s total assets.

“Asian Countries” (each, an “Asian Country”) include Bangladesh, China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand, Vietnam, Sri Lanka, Kazakhstan and Mongolia, and such other countries on the Asian continent approved for investment by the Board of Directors upon the recommendation of Aberdeen Asset Management Asia Limited, the Fund’s investment manager (“AAMAL” or the “Investment Manager”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund is required to value its securities at fair market value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper, and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon other significant observable inputs, including unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.

Forward foreign currency contracts	Forward exchange rate quotations.

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Fixed Income Investments
Corporate Bonds	$–	$1,015,677,483	$–	$1,015,677,483
Government Bonds	–	1,135,587,977	–	1,135,587,977
Total Fixed Income Investments	–	2,151,265,460	–	2,151,265,460
Short-Term Investment	–	38,574,000	–	38,574,000
Total Investments	$–	$2,189,839,460	$–	$2,189,839,460
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$5,318,134	$–	$5,318,134
Futures Contracts	1,606,004	–	–	1,606,004
Interest Rate Swap Agreements	–	337,421	–	337,421
Total Other Financial Instruments	$1,606,004	$5,655,555	$–	$7,261,559
Total Assets	$1,606,004	$2,195,495,015	$–	$2,197,101,019
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(1,164,814)	$–	$(1,164,814)
Futures Contracts	(97,170)	–	–	(97,170)
Interest Rate Swap Agreements	–	(1,210,708)	–	(1,210,708)
Total Liabilities	$(97,170)	$(2,375,522)	$–	$(2,472,692)

Amounts listed as “–” are $0 or round to $0.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2014, there were no transfers between Levels 1, 2 and 3. For the year ended October 31, 2014, there have been no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $38,574,000 as of October 31, 2014. The value of the related collateral exceeded the value of the repurchase agreement at October 31, 2014. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments.

c. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

d. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the “Valuation Time,” as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

e. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the year ended October 31, 2014, the Fund used forward contracts to express and manage the Fund’s currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. During the year ended October 31, 2014, bond futures contracts were used to express interest rate positions, in terms of duration and yield curve exposures.

There are significant risks associated with the Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by the Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions. During the year ended October 31, 2014, the Fund used interest rate swaps to hedge the U.S. dollar borrowing facilities, helping to manage the overall mixture of fixed rate and floating rate liabilities in a proportion that the manager feels is appropriate.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Certain swaps entered into after June 10, 2013, including some interest rate swaps, must be cleared pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. As a result, these swaps can no longer be traded over-the-counter and are subject to various regulations and rules of the CFTC.

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2014:

	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2014		Year Ended October 31, 2014
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$337,421	Unrealized depreciation on interest rate swaps	$1,210,708

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$5,318,134	Unrealized depreciation on forward currency exchange contracts	$1,164,814

Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	$1,606,004	Unrealized depreciation on futures contracts	$97,170
Total		$7,261,559		$2,472,692

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets and Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities
Forward foreign currency (2)
Credit Suisse	$103,035	$(103,035)	$–	$–	$132,793	$(103,035)	$–	$29,758
Deutsche Bank	31,550	(31,550)	–	–	179,528	(31,550)	–	147,978
Goldman Sachs	2,748,299	(715,154)	–	2,033,145	715,154	(715,154)	–	–
HSBC	169,590	–	–	169,590	–	–	–	–
Standard Chartered Bank	65,845	(33,680)	–	32,165	33,680	(33,680)	–	–
State Street	2,065,596	(87,640)	–	1,977,956	87,640	(87,640)	–	–
UBS	155,204	(37,004)	–	118,200	37,004	(37,004)	–	–
Futures (2)
UBS	1,606,004	(97,170)	(1,508,834)	–	97,170	(97,170)	–	–
Interest rate swaps (2)
Barclays Bank	337,421	(337,421)	–	–	1,210,708	(337,421)	(873,287)	–

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument (swaps, forwards and futures) which are not subject to master netting arrangement, or other another similar arrangement.
3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

The Effect of Derivative Instruments on the Statement of Operations

for the Year Ended October 31, 2014:

Derivatives not accounted for as hedging instruments under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Interest rate swaps (interest rate risk)		$(1,385,845)	$633,909

Forward foreign exchange contracts (foreign exchange risk)		$(4,825,863)	$6,531,350

Futures contracts (interest rate risk)		$(11,998,949)	$2,383,002
Total		$(18,210,657)	$9,548,261

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the year ended October 31, 2014. The table below summarizes the weighted average values of derivatives holdings for the fund during the year ended October 31, 2014.

Forward foreign exchange contracts (Average Notional Value)	Futures contracts (Average Notional Value)	Swap contracts (Average Notional Value)
$630,807,434	$(229,916,667)	$150,000,000

The Fund values derivatives at fair value, as described in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

f. Credit-Linked Notes:

The Fund invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

g. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

h. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Distributions to Series A Mandatory Redeemable Preferred Shares (the “Series A MRPS”) shareholders are accrued daily and paid quarterly based on an annual rate of 4.125%. The Fund may not pay distributions to its preferred shareholders unless (i) the pro forma asset coverage ratios for the Series A MRPS, as calculated in accordance with the Fitch Ratings total and net overcollateralization tests per the ‘AA’ rating guidelines outlined in Fitch Rating’s closed-end fund criteria, is in excess of 100%, and (ii) the Fund’s asset coverage ratios for the Series A MRPS, as calculated in accordance with the Investment Company Act of 1940, as amended (“1940 Act”), is in excess of 225%.The character of distributions to Series A MRPS shareholders made during the year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Fund’s distributions to Series A MRPS shareholders for the year ended October 31, 2014 were 100% net investment income. For book purposes, the source of the Fund’s distributions to Series A MRPS shareholders for the year ended October 31, 2014 was 100% net investment income.

i. Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian Dollar as the functional currency. Accordingly, realized currency gains/(losses) are realized from changes in the foreign exchange rates against the Australian Dollar or are a result from the repatriation of Australian Dollars into U.S. Dollars. This may differ substantially from the realized currency gains recognized under GAAP within the financial statements. Furthermore, the Fund’s distribution requirements are calculated on a federal tax basis whereby currency gains/(losses) are considered income and distributed out as such.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The management agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

$500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets is defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $2,271,406 to the Investment Adviser, with respect to the Fund, during the fiscal year ended October 31, 2014. As compensation for its services under the sub-advisory agreement, the Sub-Adviser receives an annual fee paid by the Investment Manager in the amount of $91,667, to be paid in monthly increments.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the fiscal year ended October 31, 2014, AAMI earned $2,528,889 from the Fund for administration fees.

c. Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the year ended October 31, 2014, the Fund paid fees of approximately $536,958 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2014, were $1,035,942,127 and $1,262,427,451, respectively.

5. Capital

The authorized capital of the Fund is 400 million shares of $0.01 par value common stock. During the year ended October 31, 2014, the fund repurchased 6,107,325 shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of October 31, 2014, there were 261,300,603 shares of common stock issued and outstanding.

The Fund filed a “shelf” registration statement with the Securities and Exchange Commission on August 17, 2012 which permits the Fund to issue up to $375,000,000 in shares of common stock through one or more public offerings including at-the-market offerings (“ATM offerings”) over a three year period. Shares are only offered through ATM offerings when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised are used for investment purposes. For the year ended October 31, 2014, there were no shares sold through ATM or other offerings. Offering costs were previously capitalized as a prepaid expense. When shares of common stock are sold, a portion of the cost attributable to those shares will be charged to paid-in capital. Upon expiration of this shelf offering in August, 2015, any remaining prepaid Offering Costs with this registration statement will be expensed to the Fund. For the year ended October 31, 2014 and year ended October 31, 2013, offering costs in the amount of $0 and $59,829, respectively, were charged to paid-in capital. These costs are noted on the Statements of Changes in Net Assets.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

period, if and when the discount to NAV is at least 8%. For the fiscal year ended October 31, 2014 and fiscal year ended October 31, 2013, the Fund repurchased 6,107,325 and 0 shares, respectively, through this program.

7. Preferred Shares

At October 31, 2014, the Fund had 2,000,000 shares of Series A MRPS outstanding with an aggregate liquidation preference of $50,000,000 ($25.00 per share) (the “Series A MRPS”). The following table shows the mandatory redemption date, annual fixed rate, aggregate liquidation preference and estimated fair value of the Series A MRPS at October 31, 2014.

Mandatory Redemption Date	Annual Fixed Rate	Aggregate Liquidation Preference	Estimated Fair Value
June 27, 2023	4.125%	$50,000,000	$49,932,875

Holders of the Series A MRPS are entitled to receive quarterly cumulative cash dividend payments on the first business day following each calendar quarter at an annual fixed rate of 4.125% until maturity. The Series A MRPS were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. Distributions are accrued daily and paid quarterly and are presented in the Statement of Assets and Liabilities as a dividend payable to preferred shareholders. For the fiscal year ended October 31, 2014, the Fund paid $2,091,147 in distributions to preferred shareholders.

The Series A MRPS rank senior to all of the Fund’s outstanding shares of common stock and on a parity with shares of any other series of preferred stock as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

The estimated fair value of Series A MRPS was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate plus a market spread for the issuance of preferred shares.

The Series A MRPS are redeemable in certain circumstances at the option of the Fund. The Series A MRPS are also subject to mandatory redemption, unless otherwise prohibited by the 1940 Act, if the Fund fails to maintain (1) asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 225%, with respect to all outstanding preferred stock, as of the last day of any month or (2) eligible assets with an aggregate agency discounted value at least equal to the basic maintenance amount as provided in the Fund’s rating agency guidelines. As of October 31, 2014, the Fund was in compliance with the asset coverage and basic maintenance requirements of the Series A MRPS.

Except for matters which do not require the vote of the holders of the Series A MRPS under the 1940 Act and except as otherwise provided in the Fund’s Charter or Bylaws, or as otherwise required by applicable law, holders of the Series A MRPS have one vote per share and generally vote together with holders of common stock as a single class on all matters submitted to the Fund’s stockholders. The holders of the Series A MRPS, voting separately as a single class, have the right to elect at least two directors of the Fund.

8. Senior Secured Notes

At October 31, 2014, the Fund had $200,000,000 in aggregate principal amount of senior secured notes rated ‘AAA’ by Fitch Ratings outstanding ($100,000,000 in 3.05% Series A Senior Secured Notes due June 12, 2020 and $100,000,000 in 3.69% Series B Senior Secured Notes due June 12, 2023) (collectively, the “Notes”). The Notes are secured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank senior to all unsecured and unsubordinated indebtedness and senior to any common or preferred stock pari passu in priority and security with all other secured indebtedness. Noteholders are entitled to receive cash interest payments semi-annually until maturity. The Series A Notes and the Series B Notes accrue interest at annual fixed rates of 3.05% and 3.69%, respectively.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system.

The Notes may be prepaid in certain limited circumstances at the option of the Fund. The Notes are also subject to optional prepayment to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by the terms of the Notes and is not able to cure the coverage deficiency by the applicable deadline.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date. The following table shows the maturity date, interest rate, notional/carrying amount and

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

estimated fair value for each series of Notes outstanding at October 31, 2014.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Series A	June 12, 2020	3.05%	$100,000,000	$99,742,824
Series B	June 12, 2023	3.69%	$100,000,000	$101,061,226

9. Credit Facilities

On April 9, 2014, the Fund renewed its credit agreement providing for a $150,000,000 senior secured revolving credit loan facility (the “Revolving Credit Facility”) with a syndicate of banks with Bank of America Merrill Lynch, N.A., acting as administrative agent. On June 12, 2013, the Fund entered into a term loan agreement (the “Term Loan Agreement”) providing for $200,000,000 of senior secured term loans (the “Term Loan Facility”) from Bank of America, N.A. At October 31, 2014, the Fund had $150,000,000 outstanding under the Revolving Credit Facility and $200,000,000 outstanding under the Term Loan Facility. Under the terms of the Revolving Credit Facility and the Term Loan Agreement and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings.

For the year ended October 31, 2014, the average interest rate on the Revolving Credit Facility was 1.11% and the average balance of the Revolving Credit Facility was $150,000,000. Pursuant to the Term Loan Agreement, the Term Loan Facility consists of two separate facilities: $100,000,000 term loan facility which accrues interest at 2.80% per annum (the “Term A Facility”) and a $100,000,000 term loan facility which accrues interest at 2.16% per annum (the “Term B Facility”). For the year ended October 31, 2014, the average interest rate on the Term Loan Facility was 2.48% and the average balance of the Term Loan Facility was $200,000,000. The interest expense is accrued on a daily basis and is payable on a monthly basis or on the last date of the respective LIBOR period, as applicable, for the Revolving Credit Facility, and payable on the last business day of each March, June, September and December and the maturity date for the Term Loan Facility.

The estimated fair value of each Term Loan Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each Term Loan Facility outstanding at year.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Term A Facility	June 12, 2018	2.80%	$100,000,000	$101,058,397
Term B Facility	June 12, 2016	2.16%	$100,000,000	$100,928,643

The Revolving Credit Facility has a term of 3-years and is not a perpetual form of leverage; there can be no assurance that the Revolving Credit Facility will be available for renewal on acceptable terms, if at all. The Term A Facility and the Term B Facility have 5-and 3-year terms, respectively. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the Revolving Credit Facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.

The estimated fair value of the Revolving Credit Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of October 31, 2014.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
April 9, 2017	1.18%	$150,000,000	$147,029,846

10. Risks of Leveraged Capital Structure

The amounts borrowed under the Revolving Credit Facility, the Term Loan Facility and the Notes and other funds obtained through various forms of leverage, including the Series A MRPS, may be invested to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility, the Term Loan Facility and the Notes may constitute a

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the noteholders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund).

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreement or the securities purchase agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of October 31, 2014, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

During the fiscal year ended October 31, 2014, the Fund incurred fees of approximately $1,053,846 for the Revolving Credit Facility, Term Loan Facility and Notes.

11. Portfolio Investment Risks

a. Credit and Market Risk:

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

b. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Fund may be subject to a greater risk of rising interest rates due to current period of historically low rates and the effect of potential government fiscal policy intiatives and resulting market reaction to those initiatives.

c. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

d. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

e. Risks Associated with Mortgage-backed Securities:

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

12. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

13. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$2,138,581,473	$67,327,120	$(16,069,133)	$51,257,987

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 was as follows:

	October 31, 2014	October 31, 2013
Distributions paid from:
Ordinary Income	$111,091,699	$111,875,139
Net long-term capital gains	–	–
Total tax character of distributions	$111,091,699	$111,875,139

As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$1,908,431
Undistributed long-term capital gains – net	–
Total undistributed earnings	$1,908,431
Capital loss carryforward	(65,219,015	)*
Other currency gains	268,441,511
Other Temporary Differences	(1,878,564)
Unrealized appreciation/(depreciation) – securities	51,257,987	**
Unrealized appreciation/(depreciation) – currency	(105,890,689	)**
Total accumulated earnings/(losses) – net	$148,619,661

*	On October 31, 2014, the Fund has a net capital loss carryforward of $(65,219,015) which will be available to offset like amounts of any future taxable gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short term as under previous law. Capital loss carryforwards expire as follows:

Amounts	Expires
$13,960,591	2016 (Short-Term)
$17,991,164	2017 (Short-Term)
$21,193,794	2019 (Short-Term)
$12,073,466	Unlimited (Short-Term)

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles, the realization of unrealized gains on certain futures and forward contracts, and other timing differences.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2014

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, undistributed net investment income has been increased by $49,046,518; accumulated net realized loss from investments, interest rate swaps and futures contracts has been increased by $58,683,368; accumulated net realized foreign exchange gains has been decreased by $39,753,304; and paid-in capital has been decreased by $67,976,582. Substantially all of the paid-in capital reclassification relates to shareholder distributions and foreign currency gains/(losses) in prior years. These reclassifications have no effect on net assets or net asset values per share. Accumulated net realized foreign exchange gains/losses will be recognized for Federal income tax purposes upon repatriation of Australian Dollars to U.S. Dollars.

14. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

15. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of October 31, 2014.

On November 11, 2014 and December 9, 2014, the Fund announced that it will pay on November 28, 2014 and January 12, 2015 a distribution of $0.035 per share to all shareholders of record as of November 24, 2014 and December 31, 2014, respectively.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Aberdeen Asia-Pacific Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2014

Aberdeen Asia-Pacific Income Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Asia-Pacific Income Fund, Inc. during the fiscal year ended October 31, 2014:

Common Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
11/15/2013-1/17/2014	0.857%	49.46%
2/14/2014-10/29/2014	0.971%	77.75%

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of ordinary distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

Board of Directors’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Directors (the “Board”) of Aberdeen Asia-Pacific Fund, Inc. (“FAX” or the “Fund”) held on September 8, 2014, the Board, including a majority of the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Fund’s management agreement with Aberdeen Asset Management Asia Limited (the “Investment Manager”), the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Limited (the “Investment Adviser”), and the investment sub-advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Managers Limited (the “Sub-Adviser”). Collectively, the Investment Manager, the Investment Adviser and the Sub-Adviser are referred to herein as the “Advisers” and the aforementioned agreements with the Advisers are referred to as the “Advisory Agreements.” The Investment Adviser and the Sub-Adviser are affiliates of the Investment Manager.

In considering whether to approve the Fund’s Advisory Agreements, the Board reviews a variety of information provided by the Advisers relating to FAX, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmarks; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Maryland law. The Board, including the Fund’s Independent Directors, also considered other matters such as: (i) the Advisers’ financial results and financial condition; (ii) the Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) the procedures employed to determine the value of the Fund’s assets; (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (vii) possible conflicts of interest. Throughout the process, the Board was afforded the opportunity to ask questions of and request additional materials from the Advisers.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (continued)

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreements, the Directors received materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Advisers.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreements. The Directors also considered the recommendation of the Board’s Contract Review Committee, consisting solely of the Board’s Independent Directors, that the Advisory Agreements be renewed. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Directors considered the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the applicable Fund by the Advisers. The Board considered, among other things, the Advisers’ investment experience. The Board received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered the allocation of responsibilities among the Advisers. The Board also considered that they receive information on a regular basis from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board considered the Advisers’ brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Board also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services provided and supported the renewal of the applicable Advisory Agreements.

Investment performance of the Fund and the Advisers. The Board received and reviewed with management, among other performance data, information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category.

The Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of its respective Morningstar Group average, and other comparable Aberdeen-managed funds and segregated accounts. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance.

Specifically, the Board received and reviewed, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar Group. The SI report indicated that the Fund’s annualized net total return was below the median for the one- and three- year periods ended April 30, 2014, was above the median for the five- and ten-year periods ended April 30, 2014. The Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category.

The Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return for the last ten fiscal years as compared with the total returns of the Morningstar Group, and for the last five fiscal years as compared with other Aberdeen-managed funds and a segregated account with sufficiently similar investment portfolios to those of the Fund. The

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and the account. The Board also reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The Board also noted that the Fund’s annualized net total returns for the one- , three-, five- and ten-year periods ended April 30, 2014 were below those of the Fund’s composite benchmark. The Board took into account management’s discussion of the Fund’s performance and that the Morningstar peer group was not a very meaningful comparison given the way the Fund is managed to have high percentages of assets invested in Australia, China and South Korea.

Fees and expenses. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. Additionally, the Boards received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a “Peer Group”). The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets, whether attributable to common stock or borrowings, if any. The Board also considered that the compensation paid to the Investment Adviser and Sub-Adviser is paid by the Investment Manager, and, accordingly that the retention of the Investment Adviser and Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Board also considered information about the Investment Adviser’s and Investment Sub-Adviser’s fees, including the amount of the management fees retained by the Investment Manager after payment of the advisory and sub-advisory fees. The Board also received information from management regarding the fees charged by the Advisers to other U.S. and non-U.S. clients investing primarily in an asset class similar to that of the Fund. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses.

Specifically, the SI data indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended April 30, 2014, and which reflects both the advisory fee and the administration fee) was the lowest in the Peer Group, given the size of the Fund. The Board noted that, among other information, the SI data also indicated that the Fund’s annualized net total expense ratio based on average managed assets, which includes the Fund’s assets attributable to its common stock plus borrowings for investment purposes, including leverage, for the six months ended April 30, 2014 was the lowest in the Peer Group. The data also indicated that the Fund’s annualized net total expense ratio based on average net assets, excluding the principal amount of borrowings, for the six months ended April 30, 2014 was the lowest in the Peer Group. The Board took into account the impact of leverage on Fund expenses. The Board also received information from management regarding the fees charged by the Advisers to other U.S. and non-U.S. clients with sufficiently similar investment portfolios and investment management services to those of the Fund.

Economies of Scale. The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure was reasonable and reflects economies of scale being shared between the Fund and the Advisers. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels and how the Fund’s management fee compares relative to its Peer Group at higher asset levels.

The Directors also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•

whether the Fund has operated in accordance with their investment objectives and the Fund’s record of compliance with their investment restrictions, and the compliance programs of the Advisers. The Directors also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•

so-called “fallout benefits” to the Advisers and their affiliates, such as reputational and other indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*  *  *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreements would be in the best interest of each of the Fund and its shareholders. Accordingly, the Board, including the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreements for an additional one-year period.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

As of October 31, 2014

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Class III Director; Vice President	Term as Director expires 2015; Director since 2001	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the management group that was established in 1983. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Global Income Fund, Inc. from 2001 to September 2005. He was a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, from 1991 to 2014, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, from 2000 to 2014, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He was a Director from 1995 to 2014, and was President from September 2006 to 2014 of Aberdeen Asset Management Inc., the Fund’s Administrator	28	None

Independent Directors

P. Gerald Malone 48 Barmouth Road London SW18 2DP United Kingdom Year of Birth: 1950	Chairman of the Board; Class II Director	Term expires 2017; Director since 2001	Mr. Malone is, by profession, a solicitor of some 38 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds and Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc.	27	None

Neville J. Miles 142 Martins Lane Knockrow NSW 2479 Australia Year of Birth: 1946	Class I Director	Term expires 2016; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian companies.	27	None

William J. Potter c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, Pa 19103 Year of Birth: 1948	Preferred Share Director	Term expires 2015; Director since 1986	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, and a Director of National Foreign Trade Council (international trade) since 1983.	3	None

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Peter D. Sacks c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, Pa 19103 Year of Birth: 1945	Preferred Share Director	Term expires 2017; Director since 1993	Mr. Sacks has been Founding Partner of Toron AMI International Asset Management (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	27	None

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Year of Birth: 1942	Class I Director	Term expires 2016; Director since 1986	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 until 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	27	None

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., and Aberdeen Greater China Fund, Inc. have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager. Mr. Gilbert serves as a Director of several Funds in the Fund Complex.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Kenneth Akintewe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1980	Vice President	Since 2014	Currently, Senior Investment Manager for Aberdeen Asset Management Asia Limited. Mr. Akintewe joined Aberdeen in 2002.

Nicholas Bishop** Aberdeen Asset Management Limited Level 6, 201 Kent St. Sydney, NSW 2000 Australia Year of Birth: 1975	Vice President	Since 2014	Currently, Head of Fixed Income in Australia for Aberdeen Asset Management Limited. Mr. Bishop joined Aberdeen in 2007 following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer; Vice President, Compliance	Since 2011	Currently, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Senior Fund Administration Manager for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Head of Product – US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President	Since 2011	Currently, Head of Asian Fixed Income on the Fixed Income—Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009	Currently, Head of Fund Administration- US and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2008	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2009	Currently, Group Head of Product Development, for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.

Victor Rodriguez** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1971	Vice President	Since 2009	Currently, Head of Asia-Pacific Fixed Income for Aberdeen Asset Management Asia Limited. Mr. Rodriguez joined Aberdeen Asset Management Limited in 2009 following the acquisition of Credit Suisse Asset Management (Australia) Limited.

Sofia Rosala* Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Deputy Chief Compliance Officer	Since 2014	Currently, Deputy Fund Chief Compliance Officer and U.S. Counsel for Aberdeen Asset Management Inc. (since July 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate attorney with Morgan, Lewis and Bockius from May 2008-April 2011.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 5, 2014.
**	Messrs. Akintewe, Bishop, Cotton, Goodson, Keener, Pittard, McCabe, and Rodriguez and Mses. Ferrari, Kennedy, Melia, Nicholas, Rosala and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., and Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., and Aberdeen Greater China Fund Inc., each of which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Kenneth Akintewe, Vice President

Adam McCabe, Vice President

Nicholas Bishop, Vice President

Jennifer Nichols, Vice President

Victor Rodriguez, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Iron Street, 5th Floor

Boston, MA 02210

Transfer Agent

Computershare Trust Company, N.A.

PO Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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We discover more.

Aberdeen's Asia Pacific Closed-End Funds

When you invest halfway around the world, it's good to know someone is there aiming to locate quality investments for you.

At Aberdeen, our equity teams make a point of meeting every company in whose shares we might look to invest. From Japan to Singapore, from China to Vietnam, we go wherever is required to get to know companies on-the-ground, face-to-face. Which is how we have built a strong record of investing in quality Asian companies.

We believe the Asia-Pacific region represents one of the world's strongest growing economic regions and the prospects for income and appreciation have rarely looked better.

Speak with your financial advisor or wealth manager today about potential Asian investment opportunities.

For more information, contact our Investor Relations team at 800-522-5465 or e-mail us at InvestorRelations@aberdeen-asset.com.

www.aberdeen-asset.us/cef

GPS
China
Thailand
Malaysia
Indonesia
Singapore

Aberdeen
Simply asset management.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund's investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund's portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. "Aberdeen" is a U.S. registered service trademark of Aberdeen Asset Management PLC.

FAX – ANNUAL

Item 2 – Code of Ethics.

As of October 31, 2014, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, there were no material changes to the Code of Ethics. During the period covered by this report, there were no waivers to the provisions of the Code of Ethics. A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 – Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that John T. Sheehy, a member of the Board of Directors’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sheehy as the Audit and Valuation Committee’s financial expert. Mr. Sheehy in an “independent” director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees		(c)[1] Tax Fees	(d) All Other Fees
October 31, 2014	$104,300	$0		$7,140	$0
October 31, 2013	$104,603	$27,500	[2]	$6,700	$0

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.
[2]	$27,500 related to public offering of shares

(e)(1)

The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal year ended October 31, 2014 and October 31, 2013, respectively, KPMG billed $812,544 and $877,862 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2014, the Audit and Valuation Committee members were:

Neville J. Miles

Peter D. Sacks

John T. Sheehy

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are referenced in Exhibit (d) and Investment Manager and Investment Adviser are referenced in Exhibit (e).

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The information in the table below is as of January 7, 2015

Individual & Position	Services Rendered	Past Business Experience
Victor Rodriguez Head of Asia-Pacific Fixed Income	Oversees management of fixed income division in Asia-Pacific	Currently, Head of Asia-Pacific Fixed Income for Aberdeen Asset Management Asia Limited. Mr. Rodriguez joined Aberdeen Asset Management Limited in 2009 following the acquisition of Credit Suisse Asset Management (Australia) Limited.

Nick Bishop Head of Fixed Income Australia	Oversees management of the Australian Fixed Income team	Currently, Head of Fixed Income in Australia for Aberdeen Asset Management Limited. Mr. Bishop joined Aberdeen in 2007 following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited.

Adam McCabe Head of Asian Fixed Income	Responsible for Asian fixed income	Currently, Head of Asian Fixed Income on the Fixed Income—Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Kenneth Akintewe Senior Investment Manager	Responsible for Asian fixed income (interest rates and currencies) research and portfolio management	Currently, Senior Investment Manager for Aberdeen Asset Management Asia Limited. Mr. Akintewe joined Aberdeen in 2002.

Thu Ha Chow Head of Asian Credit	Responsible for credit research and analysis	Currently Head of Asian Credit for the Asian fixed income desk. She joined Aberdeen in 2006.

(a)(2)	The information in the table below is as of October 31, 2014

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Victor Rodriguez	Registered Investment Companies	4	$2,724.95	0	$0
	Pooled Investment Vehicles	53	$3,698.39	0	$0
	Other Accounts	62	$12,431.18	0	$0
Nick Bishop	Registered Investment Companies	4	$2,724.95	0	$0
	Pooled Investment Vehicles	53	$3,698.39	0	$0
	Other Accounts	62	$12,431.18	0	$0
Adam McCabe	Registered Investment Companies	3	$2,612.85	0	$0
	Pooled Investment Vehicles	14	$2,104.30	0	$0
	Other Accounts	39	$9,336.17	0	$0
Kenneth Akintewe	Registered Investment Companies	3	$2,612.85	0	$0
	Pooled Investment Vehicles	14	$2,104.30	0	$0
	Other Accounts	39	$9,336.17	0	$0
Thu Ha Chow	Registered Investment Companies	3	$2,612.85	0	$0
	Pooled Investment Vehicles	14	$2,104.30	0	$0
	Other Accounts	39	$9,336.17	0	$0

Total assets are as of October 31, 2014 and have been translated to U.S. dollars at a rate of £1.00 = $1.60.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year – January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2014
Victor Rodriguez	$0
Nick Bishop	$0
Adam McCabe	$0
Kenneth Akintewe	$10,001-50,000
Thu Ha Chow	$0

(b)	Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2013 through November 30, 2013	None	None	None	26,740,793
December 1, 2013 through December 31, 2013	None	None	None	26,740,793
January 1, 2014 through January 31, 2014	450,000	$5.85	450,000	26,695,793
February 1, 2014 through February 28, 2014	992,483	$5.95	1,442,483	26,596,544
March 1, 2014 through March 31, 2014	1,050,000	$6.02	2,492,483	26,491,544
April 1, 2014 through April 30, 2014	800,000	$6.14	3,292,483	26,411,544
May 1, 2014 through May 31, 2014	516,400	$6.23	3,808,883	26,359,904
June 1, 2014 through June 30, 2014	366,904	$6.23	4,175,787	26,323,214

July 1, 2014 through July 31, 2014	None	None	4,175,787	26,323,214
August 1, 2014 through August 31, 2014	745,410	$6.10	4,921,197	26,248,673
September 1, 2014 through September 30, 2014	706,064	$6.02	5,627,801	26,178,067
October 1, 2014 through October 31, 2014	480,064	$5.84	6,107,865	26,130,060
Total	6,107,325	$6.04	—	—

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%. The plan does not have an expiration date. The number of shares in columns (c) and (d) represent the aggregate number of shares purchased under the plan at each month end and the total number of shares that may still be purchased under the plan at each month end, respectively.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), and (c)(5) as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant.

(e)	Proxy Voting Policies and Procedures of Investment Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

BY:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

BY:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: January 7, 2015

BY:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: January 7, 2015

EXHIBIT LIST

12(a)(1) –	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

12(a)(2) –  Rule 30a-2(a) Certifications

12(b) –  Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), and 12(c)(5) Distribution notice to stockholders

12(d) –  Registrant’s Proxy Voting Policies

12(e) –  Investment Adviser’s Proxy Voting Policies